UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2018

Date of Report (Date of earliest event reported)

Friendable, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1821 S Bascom Ave., Suite 353, Campbell, California 95008

(Address of principal executive offices) (Zip Code)

(855) 473-7473

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2018, Friendable, Inc. and Fan Pass Inc, (together, the “Company”) issued a 12% Convertible Loan or Promissory Note (the “Note”) in the principal amount of $100,000 with a maturity date of December 14, 2019 (the “Maturity Date”) to Robert G. Bishop Revocable Trust (“Bishop”). The Note was funded on December 14, 2018.

Interest accrues daily on the outstanding principal amount of the Note at a rate per annum equal to 12% on the basis of a 365-day year. The principal amount of the Note and interest are payable on the Maturity Date. The Note is convertible into common stock, subject to Rule 144, at any time after the issue date: (A) for 100,000 shares of common stock (1.63% equity ownership) of Friendable, Inc., post reverse split and debt restructure, and (B) for 2,000,000 shares of common stock (18.2% equity ownership) of Fan Pass, Inc. In the event of default, the amount of principal and interest on the Note becomes immediately due and payable. Officers Robert Rositano Jr. and Dean Rositano personally guaranteed all the obligations of the Company to the Note holder.

The foregoing description of the terms of the Note, does not purport to be complete and is qualified in its entirety by the complete text of the document attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the securities whose information is set forth in Item 1.01 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
4.1	12% Convertible Loan or Promissory Note dated December 14,2018 issued by the Company to Robert G. Bishop Revocable Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Friendable, Inc.

Date: December 21, 2018	By:	/s/ Robert Rositano Jr.
Robert Rositano
CEO

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